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                                   EXHIBIT 21

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
ENTITY                                                                                  JURISDICTION
898389 Alberta Ltd.                                                                     Alberta
ACCROSERV SRL                                                                           Barbados
ACCROVEN SRL                                                                            Barbados
Alliance Canada Marketing L.P.                                                          Alberta
Alliance Canada Marketing LTD                                                           Alberta
American Soda, L.L.P.                                                                   Colorado
Apco Argentina, Inc.                                                                    Cayman Islands
Apco Properties Ltd.                                                                    Cayman Islands
Arctic Fox Assets, L.L.C.                                                               Delaware
Aspen Products Pipeline LLC                                                             Delaware
Aux Sable Canada Ltd.                                                                   Alberta
Aux Sable Canada LP                                                                     Alberta
Aux Sable Liquid Products Inc.                                                          Delaware
Aux Sable Liquid Products LP                                                            Alberta
Bargath Inc.                                                                            Colorado
Barrett 1997 Trust                                                                      Delaware
Barrett Fuels Corporation                                                               Delaware
Barrett Resources International Corporation                                             Delaware
Barrett Resources Peru Corporation                                                      Delaware
Baton Rouge Fractionators LLC                                                           Delaware
Baton Rouge Pipeline LLC                                                                Delaware
Beaver Dam Wash Energy, LLC                                                             Delaware
Beech Grove Processing Company                                                          Tennessee
Bison Royalty LLC                                                                       Delaware
Black Marlin Pipeline Company                                                           Texas
Buccaneer Gas Pipeline Company, L.L.C.                                                  Delaware
Cannon Pipeline L.L.C.                                                                  Oklahoma
Carbon County UCG, Inc.                                                                 Delaware
Cardinal Operating Company                                                              Delaware
Cardinal Pipeline Company, LLC                                                          North Carolina
Castle Associates, L.P.                                                                 Delaware
Chacahoula Natural Gas Storage, LLC                                                     Delaware
Choctaw Natural Gas Storage, LLC                                                        Delaware
ChoiceSeat, L.L.C.                                                                      Delaware
Cross Bay Operating Company                                                             Delaware
Cross Bay Pipeline Company, L.L.C.                                                      Delaware
Cumberland Gas Pipeline Company                                                         Delaware
Cumberland Operating Company                                                            Delaware
Discovery Gas Transmission LLC                                                          Delaware
Discovery Producer Services LLC                                                         Delaware
Distributed Power Solutions L.L.C.                                                      Delaware
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
Dogwood Ventures Company, LLC                                                           Delaware
Eagle Gas Services, Inc.                                                                Ohio
E-Birchtree, LLC                                                                        Delaware
EM&T NPC Co., LLC                                                                       Delaware
Energy International Corporation                                                        Pennsylvania
Energy News Live, LLC                                                                   Delaware
Energy Tech, Inc.                                                                       Delaware
E-Oaktree, LLC                                                                          Delaware
Erie & Hudson Development Company                                                       Ohio
ESPAGAS USA, Inc.                                                                       Delaware
ESPAGAS, S.A. de C.V.                                                                   Mexico
F T & T, Inc.                                                                           Delaware
Fishhawk Ranch, Inc.                                                                    Florida
FleetOne Inc.                                                                           Delaware
FPT Marketing Company Limited                                                           Bermuda
Free Port Terminal Company Limited                                                      Bermuda
Fulton Energy Center, LLC                                                               Delaware
Garrison, L.L.C.                                                                        Delaware
Gas Supply, L.L.C.                                                                      Delaware
Georgia Strait Crossing Pipeline LP                                                     Utah
Goebel Gathering Company, L.L.C.                                                        Delaware
Great Basin Energy Resources, LLC                                                       Delaware
GSX Canada Limited Partnership                                                          British Columbia
GSX Operating Company, LLC                                                              Delaware
GSX Pipeline, LLC                                                                       Delaware
GSX Western Pipeline Company                                                            Delaware
Gulf Liquids Holdings LLC                                                               Delaware
Gulf Liquids New River Project LLC                                                      Delaware
Gulf Stream Natural Gas System, L.L.C.                                                  Delaware
Gulfstream Management & Operating Services, L.L.C.                                      Delaware
Halgas, Inc.                                                                            Oklahoma
Hazleton Fuel Management Company                                                        Delaware
Hazleton Pipeline Company                                                               Delaware
HI-BOL Pipeline Company                                                                 Delaware
Independence Operating Company                                                          Delaware
Independence Pipeline Company                                                           Delaware
Inland Ports, Inc.                                                                      Tennessee
Juarez Pipeline Company                                                                 Delaware
Kern River Acquisition, LLC                                                             Delaware
Kiowa Gas Storage, L.L.C.                                                               Delaware
Langside Limited                                                                        Bermuda
Laughton, L.L.C.                                                                        Delaware
Liberty Operating Company                                                               Delaware
Littlefield Energy, LLC                                                                 Delaware
Longhorn Enterprises of Texas, Inc.                                                     Delaware
Longhorn Partners GP, L.L.C.                                                            Delaware
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
Longhorn Partners Pipeline, L.P.                                                        Delaware
Magnolia Methane Corp.                                                                  Delaware
MAPCO Alaska Inc.                                                                       Alaska
MAPCO Canada Energy Inc.                                                                Canada
MAPCO Energy Services, L.L.C.                                                           Delaware
MAPCO Impressions Inc.                                                                  Oklahoma
MAPCO Inc. DE                                                                           Delaware
MAPCO Indonesia Inc.                                                                    Delaware
MAPL Investments, Inc.                                                                  Delaware
Marsh Resources, Inc.                                                                   Delaware
Memphis Generation, L.L.C.                                                              Delaware
Meteetse Joint Venture
Millennium Energy Fund, L.L.C.                                                          Delaware
Moriche Bank Ltd.                                                                       Barbados
Nebraska Energy, L.L.C.                                                                 Kansas
NESP Supply Corp.                                                                       Delaware
North Padre Island Spindown, Inc.                                                       Delaware
Northwest Alaskan Pipeline Company                                                      Delaware
Northwest Argentina Corporation                                                         Utah
Northwest Land Company                                                                  Delaware
Northwest Pipeline Corporation                                                          Delaware
NWP Enterprises, Inc.                                                                   Delaware
NWP Enterprises, LLC                                                                    Delaware
Pacesetter/MVHC, Inc.                                                                   Texas
Pan-Alberta Resources Inc.                                                              Canada
Parkco, L.L.C.                                                                          Oklahoma
Petrolera Perez Companc                                                                 Argentina
Piceance Production Holdings LLC                                                        Delaware
Pine Needle LNG Company, LLC                                                            North Carolina
Pine Needle Operating Company                                                           Delaware
Piper Power Company, LLC                                                                Delaware
Plains Petroleum Gathering Company                                                      Delaware
Rainbow Resources, Inc.                                                                 Colorado
Realco of Crown Center, Inc.                                                            Delaware
Realco of San Antonio, Inc.                                                             Delaware
Realco Realty Corp.                                                                     Delaware
Reserveco Inc.                                                                          Delaware
Rio Grande Pipeline Company                                                             Texas
Rio Vista Energy Marketing Company, L.L.C.                                              Delaware
Rulison Gas Company, LLC                                                                Colorado
Rulison Production Company LLC                                                          Delaware
Servicios Williams International de Mexico S.A. de C.V.                                 Mexico
Silver State Resources Management, LLC                                                  Delaware
Snow Goose Associates, L.L.C.                                                           Delaware
Sociedad Williams Enbridge y Compania                                                   Venezuela
Solutions EMT, Inc.                                                                     Texas
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
SPV, L.L.C.                                                                             Oklahoma
Tennessee Processing Company                                                            Delaware
Terrebonne Pipeline Company                                                             Delaware
Texas Gas Transmission Corporation                                                      Delaware
TGPL Enterprises, Inc.                                                                  Delaware
TGPL Enterprises, LLC                                                                   Delaware
TGT Enterprises, Inc.                                                                   Delaware
TGT Enterprises, LLC                                                                    Delaware
The Tennessee Coal Company                                                              Delaware
Thermogas Energy, LLC                                                                   Delaware
TM Cogeneration Company                                                                 Delaware
Touchstar Energy Technologies, Inc.                                                     Texas
Touchstar Technologies Pty Ltd.                                                         South Africa
TouchStar Technologies, L.L.C.                                                          Delaware
TransCardinal Company                                                                   Delaware
TransCarolina LNG Company                                                               Delaware
Transco Coal Gas Company                                                                Delaware
Transco Cross Bay Company                                                               Delaware
Transco Energy Company                                                                  Delaware
Transco Energy Investment Company                                                       Delaware
Transco Energy Marketing Company                                                        Delaware
Transco Exploration Company                                                             Delaware
Transco Gas Company                                                                     Delaware
Transco Independence Pipeline Company                                                   Delaware
Transco Liberty Pipeline Company                                                        Delaware
Transco P-S Company                                                                     Delaware
Transco Resources, Inc.                                                                 Delaware
Transco Terminal Company                                                                Delaware
Transco Tower Realty, Inc.                                                              Delaware
Transcontinental Gas Pipe Line Corporation                                              Delaware
TransCumberland Pipeline Company                                                        Delaware
Transeastern Gas Pipeline Company, Inc.                                                 Delaware
TransNetwork Holding Company                                                            Delaware
Tri-States NGL Pipeline, L.L.C.                                                         Delaware
Tulsa Williams Company                                                                  Delaware
TXG Gas Marketing Company                                                               Delaware
Valley View Coal, Inc.                                                                  Tennessee
Volunteer - Williams, L.L.C.                                                            Delaware
WCG NOTE CORP., INC.                                                                    Delaware
WEG GP LLC                                                                              Delaware
WEM&T Trading GmbH                                                                      Austria
West Texas LPG Pipeline Limited Partnership                                             Texas
WFS - Liquids Company                                                                   Delaware
WFS - NGL Pipeline Company, Inc.                                                        Delaware
WFS - OCS Gathering Co.                                                                 Delaware
WFS - Offshore Gathering Company                                                        Delaware
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
WFS - Pipeline Company                                                                  Delaware
WFS Enterprises, Inc.                                                                   Delaware
WFS Gathering Company, L.L.C.                                                           Delaware
WGP Enterprises, Inc.                                                                   Delaware
WGP Gulfstream Pipeline Company, L.L.C.                                                 Delaware
WGP International Canada, Inc.                                                          New Brunswick
WHBC Holdings, LLC                                                                      Delaware
WHBC, LLC                                                                               Delaware
WHD Enterprises, Inc.                                                                   Delaware
WHD Enterprises, LLC                                                                    Delaware
WilJet, L.L.C.                                                                          Arizona
Williams Acquisition Holding Company, Inc. (Del)                                        Delaware
Williams Acquisition Holding Company, Inc. (NJ)                                         New Jersey
Williams Aircraft Leasing, LLC                                                          Delaware
Williams Aircraft, Inc.                                                                 Delaware
Williams Alaska Air Cargo Properties, L.L.C.                                            Alaska
Williams Alaska Petroleum, Inc.                                                         Alaska
Williams Alaska Pipeline Company, L.L.C.                                                Delaware
Williams Alliance Canada Marketing, Inc.                                                New Brunswick
Williams Ammonia Pipeline, L.P.                                                         Delaware
Williams Arkoma Gathering Company, LLC                                                  Delaware
Williams Bio-Energy, LLC                                                                Delaware
Williams Cove Point, Inc.                                                               Delaware
Williams Customer Information Solution, Inc.                                            Delaware
Williams Distributed Power Services, Inc.                                               Delaware
Williams EnergIa Espana, S.L.                                                           Spain
Williams Energia Italia SRL                                                             Italy
Williams Energy Canada Pipeline, Inc.                                                   New Brunswick
Williams Energy Canada, Inc.                                                            New Brunswick
Williams Energy Company                                                                 Delaware
Williams Energy European Services Ltd.                                                  United Kingdom
Williams Energy Management LLC                                                          Delaware
Williams Energy Marketing & Trading Canada, Inc.                                        New Brunswick
Williams Energy Marketing & Trading Company                                             Delaware
Williams Energy Marketing & Trading Europe Ltd                                          England
Williams Energy Marketing & Trading Holdings UK Ltd.                                    United Kingdom
Williams Energy Network, Inc.                                                           Delaware
Williams Energy Partners L.P.                                                           Delaware
Williams Energy Services, LLC                                                           Delaware
Williams Energy Solutions, Inc.                                                         Delaware
Williams Energy, L.L.C.                                                                 Delaware
Williams Environmental Services Company                                                 Delaware
Williams Equities, Inc.                                                                 Delaware
Williams Ethanol Services, Inc.                                                         Delaware
Williams Exploration Company                                                            Delaware
Williams Express, Inc. AK                                                               Alaska
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
Williams Express, Inc.                                                                  Delaware
Williams Fertilizer, Inc.                                                               Delaware
Williams Field Services - Gulf Coast Company, L.P.                                      Delaware
Williams Field Services - Matagorda Offshore Company, LLC                               Delaware
Williams Field Services Company                                                         Delaware
Williams Field Services Group, Inc                                                      Delaware
Williams Flexible Generation, LLC                                                       Delaware
Williams Gas Company                                                                    Delaware
Williams Gas Energy, Inc.                                                               Delaware
Williams Gas Pipeline - Alliance Canada, Inc.                                           Alberta
Williams Gas Pipeline - Alliance U.S., Inc.                                             Delaware
Williams Gas Pipeline Company, LLC                                                      Delaware
Williams Gas Pipeline Mexico, S.A. de C.V.                                              Mexico
Williams Gas Processing - Gulf Coast Company, L.P.                                      Delaware
Williams Gas Processing - Mid-Continent Region Company                                  Delaware
Williams Gas Processing - Wamsutter Company                                             Delaware
Williams Gas Processing Company                                                         Delaware
Williams Gathering & Transportation, L.L.C.                                             Oklahoma
Williams Generating Memphis, LLC                                                        Delaware
Williams Generation Company - Hazleton                                                  Delaware
Williams Global Energy Cayman Limited                                                   Cayman Islands
Williams Global Holdings Company                                                        Delaware
Williams GmbH                                                                           Austria
Williams GP Inc.                                                                        Delaware
Williams GP LLC                                                                         Delaware
Williams GSR, L.L.C.                                                                    Delaware
Williams GSX Canada Inc.                                                                New Brunswick
Williams Gulf Coast Gathering Company, LLC                                              Delaware
Williams Headquarters Acquisition Company                                               Delaware
Williams Headquarters Building Company                                                  Delaware
Williams Headquarters Building, L.L.C.                                                  Delaware
Williams Headquarters Management Company                                                Delaware
Williams Holdings GmbH                                                                  Austria
Williams Hugoton Compression Services, Inc.                                             Delaware
Williams Independence Marketing Company                                                 Delaware
Williams Indonesia, L.L.C.                                                              Delaware
Williams Information Technology, Inc.                                                   Delaware
Williams Intercontinental Holdings Company                                              Delaware
Williams International Bermuda Limited                                                  Bermuda
Williams International Communications, Inc.                                             Delaware
Williams International Company                                                          Delaware
Williams International Cusiana-Cupiagua Limited                                         Cayman Islands
Williams International de Mexico, S.A. de C.V.                                          Mexico
Williams International Ecuador Cayman Limited                                           Cayman Islands
Williams International Ecuadorian Ventures Bermuda Limited                              Bermuda
Williams International El Furrial Limited                                               Cayman Islands
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
Williams International Guara Limited                                                    Cayman Islands
Williams International Holdings Limited                                                 Cayman Islands
Williams International Investment Ventures Cayman Limited                               Cayman Islands
Williams International Investments Cayman Limited                                       Cayman Islands
Williams International Jose Limited                                                     Cayman Islands
Williams International Oil & Gas Venezuela Limited                                      Cayman Islands
Williams International Operations Ecuador Limited                                       Cayman Islands
Williams International Operations Venezuela Limited                                     Cayman Islands
Williams International Pigap Limited                                                    Cayman Islands
Williams International Pipeline Company                                                 Delaware
Williams International Services Company                                                 Nevada
Williams International Telecom Limited                                                  Delaware
Williams International Telecommunications Investments Cayman Limited                    Cayman Islands
Williams International Venezuela Limited                                                Cayman Islands
Williams International Ventures Bermuda Ltd.                                            Bermuda
Williams Learning Center, Inc.                                                          Delaware
Williams Lietuva                                                                        Lithuania
Williams Lynxs Alaska CargoPort, L.L.C.                                                 Alaska
Williams Memphis Terminal, Inc.                                                         Delaware
Williams Merchant Services Company, Inc.                                                Delaware
Williams Mid-South Pipelines, LLC                                                       Delaware
Williams Midstream Marketing and Risk Management, LLC                                   Delaware
Williams Midstream Natural Gas Liquids, Inc.                                            Delaware
Williams Mobile Bay Producer Services, L.L.C.                                           Delaware
Williams Natural Gas Liquids Canada, Inc.                                               Alberta
Williams Natural Gas Liquids, Inc.                                                      Delaware
Williams Natural Gas Storage, LLC                                                       Delaware
Williams NGL, LLC                                                                       Delaware
Williams Northern NGL Pipeline, L.L.C.                                                  Delaware
Williams Oil Gathering, L.L.C.                                                          Delaware
Williams Olefins Feedstock Pipelines, L.L.C.                                            Delaware
Williams Olefins, L.L.C.                                                                Delaware
Williams OLP, L.P.                                                                      Delaware
Williams One-Call Services, Inc.                                                        Delaware
WILLIAMS PETROLEOS ESPANA, S.L.                                                         Spain
Williams Petroleum Pipeline Systems, Inc.                                               Delaware
Williams Petroleum Services, LLC                                                        Delaware
Williams Pipe Line Company, LLC                                                         Delaware
Williams Pipeline Services Company                                                      Delaware
Williams Pipelines Holdings, L.P.                                                       Delaware
Williams Portfolio Holdings, LLC                                                        Delaware
Williams Power Marketing, LLC                                                           Delaware
Williams Production - Gulf Coast Company, L.P.                                          Delaware
Williams Production Company, LLC                                                        Delaware
Williams Production Holdings LLC                                                        Delaware
Williams Production Mid-Continent Company                                               Oklahoma
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
Williams Production RMT Company                                                         Delaware
Williams Production Rocky Mountain Company                                              Delaware
Williams Refining & Marketing, L.L.C.                                                   Delaware
Williams Relocation Management, Inc.                                                    Delaware
Williams Resource Center, L.L.C.                                                        Delaware
Williams Risk Holdings, L.L.C.                                                          Delaware
Williams Risk Management L.L.C.                                                         Delaware
Williams Sodium Products Company                                                        Delaware
Williams Strategic Sourcing Company                                                     Delaware
Williams Strategic Ventures, LLC                                                        Delaware
Williams Terminals Holdings, L.P.                                                       Delaware
Williams Trading UK Ltd.                                                                United Kingdom
Williams TravelCenters, Inc.                                                            Delaware
Williams Underground Gas Storage Company                                                Delaware
Williams Western Holding Company, Inc.                                                  Delaware
Williams Western Pipeline Company, LLC                                                  Delaware
Williams Wireless, Inc.                                                                 Delaware
Williams WPC - I, Inc.                                                                  Delaware
Williams WPC - II, Inc.                                                                 Delaware
Williams WPC International Company                                                      Delaware
WilMart, Inc.                                                                           Delaware
WILPRISE Pipeline Company, L.L.C.                                                       Delaware
WilPro Energy Services El Furrial Limited                                               Cayman Islands
WilPro Energy Services Pigap II Limited                                                 Cayman Islands
Worldwide Services Limited                                                              Cayman Islands
WPX Enterprises, Inc.                                                                   Delaware
WPX Gas Resources Company                                                               Delaware
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